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                                                                   EXHIBIT 10.10

                           DELOS PAYMENT SYSTEMS, INC.

                             SUBSCRIPTION AGREEMENT

                                 August 23, 2001

Delos Payment Systems, Inc.
Attn:  Mr. Stephen Grubb
One Meca Way
Norcross, GA 30093

Dear Mr. Grubb:

         By executing this Subscription Agreement (the "Agreement"), the undersigned (the "Investor") hereby irrevocably subscribes to acquire from Delos Payment Systems, Inc., a Delaware corporation (the "Company"), upon the terms and conditions of this Agreement, (1) warrants to purchase shares of the Company's Common Stock, par value $0.0001 per share (the "Common Stock"), at a purchase price of $0.01 per share, pursuant to the terms and subject to the conditions of a warrant in the form attached hereto as Exhibit A (the "Warrant"), and (2) a $3,000,000 principal amount 10% secured convertible master promissory note, between the Company and Investor, in the form attached hereto as Exhibit B (the "Note"), which Note may, pursuant to the terms thereof, be converted into the class of shares of the Company's capital stock issued in a Qualified Equity Financing (as defined in the Note), which are anticipated to be designated as Series B Convertible Preferred Stock, par value $0.0001 per share (the "Series B Stock").

         To secure the full and prompt repayment of the Note, upon execution of this Agreement the Company shall execute and deliver to the Investor a security agreement in the form attached as Exhibit C (the "Security Agreement").

                         REPRESENTATIONS AND WARRANTIES

         The Investor makes representations and warranties in this Subscription Agreement in order to permit the Company to determine the suitability of the Note and the Warrant as an investment for the Investor and to determine the availability of the exemptions relied upon by the Company from registration under Section 5 of the United States Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "Securities Act"). The undersigned understands and agrees that, although the Company will use its best efforts to keep the information provided in the answers to this Agreement strictly confidential, the Company may present this Agreement, and the information provided in answers to it, to such parties as it deems advisable if called upon to establish the availability under any federal or state securities laws of an exemption from registration of a private placement or if the contents hereof are relevant


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to any issue in any investigation, action, suit or proceeding to which the
Company is a party or by which it is or may be bound.

1. Investor Representations, Warranties and Covenants. The Investor hereby represents and warrants to the Company as follows:

         (a) Legal Power; Due Authorization. The Investor has the requisite legal power to enter into this Agreement, to purchase the securities of the Company hereunder, to convert its Note and exercise its Warrant, and to carry out and perform its obligations under the terms of this Agreement. This Agreement has been duly authorized, executed and delivered by the Investor, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of the Investor.

         (b) Accredited Investor Status. The Investor represents that the Investor is an "accredited investor" as such term is defined in Rule 501(a) under the Securities Act.

         (c) Investment Intention and Restrictions on Disposition. The Investor represents and warrants that the Investor is acquiring the Warrant being purchased by it and the Note being issued to it hereunder, and will acquire the Series B Stock to be issued upon the conversion of the Note and the shares of Common Stock to be issued upon the exercise of the Warrant and conversion of the Series B Stock, solely for the Investor's own account for investment and not with a view to, or for sale in connection with, any distribution thereof in any transaction or series of transactions that would be in violation of the securities laws of the United States or any state thereof. The Investor agrees that it will not, directly or indirectly, offer, transfer, sell, pledge, hypothecate or otherwise dispose of any of those securities (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of any of those securities or any interest therein or any rights relating thereto, except in compliance with (i) the Securities Act and (ii) all applicable state securities or "blue sky" laws. The Investor further understands, acknowledges and agrees that the those securities or any economic or voting rights relating thereto may not be transferred, sold, pledged, hypothecated or otherwise disposed of unless such disposition is pursuant to an effective registration statement under the Securities Act or an exemption therefrom and is exempt from or in compliance with applicable state securities laws. The Investor has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Note and Warrant and the condition of the Company's business, including without limitation its financial condition. The Investor is an experienced investor in securities and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Note and Warrant. The Investor understands that all securities issued hereunder are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold without registration under the Securities Act and applicable state securities laws, except in certain limited circumstances. In this connection, the Investor represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act. The


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Investor understands that no public market now exists for any of the Company's equity securities and that it is uncertain whether a public market will ever exist therefrom. Investor hereby acknowledges that the Note, the Warrant and the underlying shares of Common Stock and Series B Stock shall bear such legends as may be required by applicable federal and state securities laws, as determined in the good faith judgment of the Company.

         2. Representations, Warranties and Covenants of the Company. The Company represents and warrants to the Investor that:

                  (a) the execution and delivery of this Agreement, the Warrant and the Note, the performance of the Company's obligations hereunder and thereunder, the consummation by it of the transactions contemplated hereby, the issuance of the Common Stock upon the exercise of the Warrant, and the issuance of the Series B Stock upon the conversion of the Note have been duly and validly authorized by all requisite corporate action on the part of the Company (except that the Series B Stock has not been authorized for issuance and approval of the Company's board of directors and shareholders will be required for same);

                  (b) the Warrant, the Common Stock and the Series B Stock, when issued and delivered in accordance with the terms hereof, the Warrant or the Note, as the case may be, will be validly issued, fully paid and non-assessable and free and clear of any liens or encumbrances other than those created pursuant to this Agreement or otherwise in connection with the transactions contemplated hereby and thereby;

                  (c) the Company is a corporation duly organized and validly existing under the laws of the State of Delaware and in good standing under such laws. The Company is qualified to do business as a foreign corporation in every jurisdiction in which the failure to so qualify would have a material adverse effect on its business, assets, results of operation and prospects. The Company has the requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted;

                  (d) the Company does not own or control, directly or indirectly, any interest or investment in any corporation, partnership, association or other form of business entity;

                  (e) the authorized capital stock of the Company consists of 2,000,000 shares of Common Stock, of which 1,172,387 are issued and outstanding, and 2,000,000 shares of Preferred Stock, of which 1,200,000 shares have been designated Series A Junior Redeemable Preferred Stock, $0.0001 par value per share ("Series A Stock"), of which 1,172,387 are issued and outstanding. Additionally, the Company has granted no options or warrants to purchase shares of Common Stock;

                  (f) subject in part to the accuracy of the Investor's representations herein, the offer, sale and issuance of the Warrant and the Note pursuant to the terms of this Agreement, the issuance of the Common Stock upon exercise of the Warrant, and the issuance of the Series B Stock upon conversion of the Note, constitute transactions exempt from the registration


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requirements of Section 5 of the Securities Act, as amended, and all applicable state securities laws;

                  (g) the Company has good and marketable title to all of the properties and assets which it owns, free and clear of any mortgage, pledge, lien, lease, encumbrance or charge, other than liens for current taxes not yet due and payable;

                  (h) the Company owns or possesses sufficient legal rights to all patents, patent applications, trademarks, service marks, trade names, copyrights, trade secrets, licenses, know-how, concepts, computer programs and software, technical data, proprietary rights, proprietary processes and other information necessary for its business as presently conducted and as currently contemplated to be conducted (each such item, the "Company Intellectual Property") without any conflict with or infringement of the rights of others. Except as set forth on Schedule 2(h), except for proprietary information agreements with its employees, consultants, and independent contractors substantially in the forms previously made available to the Investor, and except for licenses or agreements entered into in the ordinary course of the Company's business, consistent with past practices, there are no outstanding options, licenses, or agreements of any kind relating to any of the Company Intellectual Property, nor is the Company bound by or a party to any options, licenses, or agreements of any kind with respect to the patents, patent applications, trademarks, service marks, trade names, copyrights, trade secrets, licenses, know-how, concepts, computer programs, technical data, proprietary rights, proprietary processes and information of any other person or entity. All employees, consultants, and independent contractors of the Company who created or developed the Company Intellectual Property have assigned to the Company any rights such employees, consultants, and independent contractors may have had in the Company Intellectual Property. No person or entity has the right to purchase or exclusively license any of the Company Intellectual Property;

                  (i) there are no actions, suits, proceedings, or investigations pending or, to the Company's knowledge, threatened against the Company or its properties before any court or governmental agency, and to the Company's knowledge, no actions, suits, proceedings or investigations are pending or threatened against its employees that may relate to their employment with, or conduct on behalf of, the Company, or that question the validity of this Agreement or any action taken or to be taken in connection herewith;

                  (j) the Company is not under any obligation and has not granted any rights to register under the Securities Act any of its presently outstanding securities or any of its securities that may subsequently be issued. To the Company's knowledge, except as contemplated herein, no stockholder of the Company is a party to any agreement with respect to the voting of the Company's securities; and

                  (k) the copies of the minute books of the Company provided to the Investor or its legal counsel in connection with this Agreement contain minutes of all meetings of directors and shareholders and all actions by written consent by the directors and shareholders and accurately reflect all actions by the directors (and any committee of directors) and shareholders with respect to all transactions referred to therein in all material respects.


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         3.       Tax Matters.

                  (a) Withholding. The Company shall have the right to withhold or require the Investor to remit to the Company an amount, if any, necessary to satisfy federal, state and local withholding tax requirements incurred upon the purchase, ownership or disposition of the Warrant, the Common Stock issued upon the exercise of the Warrant, or the Series B Stock issued upon the conversion of the Note.

                  (b) Value. The parties hereto agree that the Warrant has a nominal value (i.e. $100.00) as of the date hereof.

         4. Stock Certificate Legends. The Warrant, as well as any shares of Common Stock or Series A Stock issued in connection with the exercise thereof or issued in connection with the conversion of the Note, shall bear a legend substantially as follows:

         "THE ISSUANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.

         THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE, IN PART, ON PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT."

         5. Indemnification. Investor hereby indemnifies and holds harmless the Company, and its directors, officers and affiliates from and against all damages, losses, costs and expenses (including reasonable attorney's fees) which they may incur by reason of any factual statements made by Investor that result in (a) the failure of Investor to fulfill any of the material terms or conditions of this Agreement or (b) any material breach of the representations and warranties made by Investor herein. The Company hereby indemnifies and holds harmless the Investor and its affiliates from and against all damages, losses, costs and expenses (including reasonable attorney's fees) which they may incur by reason of the failure of the Company to fulfill any of


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the material terms and conditions of this Agreement or by reason of any material breach of the representations and warranties made by the Company herein.

                                  MISCELLANEOUS

         1. Agreement to Lend, Issuance of Note. Investor agrees to lend to the Company the amount of up to Three Million Dollars ($3,000,000) (the "Loan"). The Loan will be advanced in installments (each, an "Advance"), as evidenced by and subject to the conditions set forth in the Note and in this Agreement. Investor agrees to lend to the Company the Loan, and the Company agrees to issue to Investor the Note in the aggregate principal amount of the Loan, and the Warrant subject to the terms and conditions of this Agreement.

         2. Initial Closing. The closing of the first Advance contemplated by this Agreement (the "Initial Closing") will take place at the offices of Kilpatrick Stockton LLP, 1100 Peachtree Street, Atlanta, Georgia 30309 at 11:30 a.m., on the date hereof (the "Initial Closing Date") or at such other place or different time or day as may be mutually acceptable to Investor and the Company. At the Initial Closing, the Company will deliver to Investor the Warrant dated as of the Initial Closing Date, together with the Note dated as of the Initial Closing Date, and the Security Agreement dated as of the Initial Closing Date, against payment to the Company by Investor, by certified check or wire transfer, of the first Advance in the amount of $1,500,000; and the Company shall repay in full the principal and interest outstanding under the Promissory Note dated July 27, 2001, and the Promissory Note dated August 13, 2001, both in favor of Investor (collectively, the "Matured Notes").

         3. Subsequent Advances. After the Initial Closing and prior to December 31, 2001, the Company may request additional advances which, when added to the first Advance, do not exceed $3,000,000. Each request for an advance shall be in an amount not to exceed $500,000 and shall be accompanied by a written statement, signed by the Chief Executive Officer of the Company, stating that the Company is in full compliance with all terms, conditions and covenants of this Agreement, the Warrant, the Note and the Security Agreement. The Investor shall fund each qualified advance within three days of each request up to an aggregate maximum of $1,500,000 in principal amount. For requests by the Company for advances in excess of the first Advance and up to $3,000,000, the Investor shall have no obligation whatsoever to fund such additional advances, and shall make such additional advances, if any, in its sole discretion.

         4. Use of Proceeds. The proceeds of the Loan shall be used for repayment of the Matured Notes, the payment of expenses and the pursuit of activities outlined in the budget dated July 25, 2001 presented to the Investor.

         5. Subsequent Corporate Action Concerning Series B Stock. Not later than the closing of a Qualified Equity Financing, as defined in the Note, the Company shall have taken such steps, as may be necessary to permit the issuance of the Series B Stock to the Investor upon the conversion of the Note.


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         6. Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or by telecopy or sent by certified mail, return receipt requested, postage prepaid, or by Federal Express or other similar courier service to the parties to this Agreement at the following addresses or to such other address as the party to this Agreement whose address it is shall specify by notice to the other: (a) if to the Investor, to the Investor at the address set forth under the Investor's name on the signature page hereto; and (b) if to the Company, to it at One Meca Way, Norcross, Georgia 30093 with a copy to Larry Ledbetter, Kilpatrick Stockton LLP, 1100 Peachtree Street, Suite 2800, Atlanta, Georgia 30309.

         7. Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective heirs, successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement and their respective heirs or successors or permitted assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

         8. Waiver; Amendment. No action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of either party, shall be deemed to constitute a waiver by such party taking such action of compliance by the other party with any representations, warranties, covenants or agreements contained herein. The waiver by either party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder. Neither this Agreement nor any terms or provision hereof may be amended, modified, waived or supplemented orally, but only by a written instrument executed by the Company and the Investor.

         9. Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company without the prior written consent of the Investor, which consent shall not be unreasonably withheld, or by the Investor without the prior written consent of the Company, which consent shall not be unreasonably withheld; provided that Investor may assign this Agreement to any of its affiliates or any successor entity without the consent of the Company. Notwithstanding the foregoing, the Investor shall not assign this Agreement to a competitor of the Company without the prior written consent of the Company.

         10. Applicable Law. This Agreement shall be governed by and construed in accordance with the law of the State of Georgia, regardless of the law that might be applied under principles of conflicts of law.

         11. Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.


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         12. Attorneys Fees. Investor shall be entitled to recover from the
Company all attorneys' fees, costs and expenses incurred in connection with the acquisition of the Warrant and the Note.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

         14. Pronouns. Any use of masculine pronouns herein shall be deemed to include the feminine and neuter cases, and vice versa, as applicable.

         15. Entire Agreement. This Agreement, the Warrant, the Note, the Security Agreement and any written documents referenced herein or therein, along with any other written agreements that have been or are subsequently executed by and between the Company and Investor and that relate to the subject matter of this Agreement, shall constitute the entire agreement of the parties hereto with respect to the subject matter hereof. This Agreement may be amended or modified only by a writing executed by the party to be bound thereby.

         16. Severability. In case any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, the validity and enforceability of the remaining provisions shall not in any way be affected thereby.


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         IN WITNESS WHEREOF, Investor has duly executed and delivered this
Agreement as of the date first written above.

INTELLIGENT SYSTEMS CORPORATION



By:
    ---------------------------------
    Bonnie Herron
    Vice President

Address:          4355 Shackleford Road
                  Norcross, Georgia 30093

Telephone:        (770) 381-2900

Facsimile:        (770) 381-2808


Accepted this 23 day of August, 2001

DELOS PAYMENT SYSTEMS, INC.



By:
    ----------------------------------
    Stephen Grubb
    Chief Executive Officer


     NOTE: EXHIBITS AND SCHEDULES TO THIS AGREEMENT ARE NOT FILED HEREWITH. THEY WILL BE SUPPLIED SUPPLEMENTALLY UPON THE REQUEST OF THE SECURITIES AND
                              EXCHANGE COMMISSION.


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